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PP


                                                                  EXHIBIT 4.1

                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                         SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK
PAR VALUE $.01 PER SHARE

                                CUSIP 739421 10 5

This Certifies That
is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                      PRAECIS PHARMACEUTICALS INCORPORATED

(HEREINAFTER CALLED THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY SAID OWNER IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE TRANSFER AGENT, AND THE HOLDER HEREOF, BY ACCEPTANCE OF THIS CERTIFICATE, CONSENTS TO AND AGREES TO BE BOUND BY ALL OF SAID PROVISIONS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

        WITNESS, THE FACSIMILE SEAL OF THE CORPORATION AND BY FACSIMILE THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:


/s/ Kevin F. McLaughlin                                 /s/ Malcolm L. Gefter
    SECRETARY                                               PRESIDENT


Countersigned and Registered:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (NEW YORK, NEW YORK)

                                                                  Transfer Agent
                                                                   and Registrar

By:

                                                            Authorized Signature


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                      PRAECIS PHARMACEUTICALS INCORPORATED

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common





UNIF GIFT MIN ACT-                   Custodian
                   -----------------           -------------------
                         (Cust)                      (Minor)
                   under Uniform Gifts to Minors Act
                   Act
                       -------------------
                            (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received ___________________________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

______________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________________________________________

_________________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:
                        -----------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.